Commitments and Contingencies	9 Months Ended	12 Months Ended
	Oct. 02, 2016	Jan. 03, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 10. Commitments and Contingencies

Environmental liability: As part of the sale by LESCO, Inc. of its manufacturing assets in 2005, the Company retained the environmental liability associated with those assets. Remediation activities can vary substantially in duration and cost and it is difficult to develop precise estimates of future site remediation costs. The Company estimated in accrued liabilities the undiscounted cost of future remediation efforts to be approximately $4.0 million and $4.6 million as of October 2, 2016 and January 3, 2016, respectively. As part of the CD&R Acquisition, Deere agreed to pay the first $2.5 million of the liability and cap the Company’s exposure to $2.4 million. The Company has recorded an indemnification asset in Other Assets against the liability as a result of these actions of approximately $1.6 million and $2.2 million as of October 2, 2016 and January 3, 2016, respectively.

Letters of credit: As of October 2, 2016 and January 3, 2016, outstanding letters of credit were $2.9 million and $1.8 million respectively. There were no amounts drawn on the letters of credit for either period presented.

Note 11. Commitments and Contingencies

Litigation: From time to time, the Company is subject to certain claims and lawsuits that have been filed in the ordinary course of business. The Company believes the reasonably possible range of losses for these unresolved legal actions in addition to amounts accrued would not have a material effect on the Company’s assets and liabilities as of January 3, 2016 and December 28, 2014 and revenues, expenses, changes in equity, and cash flows for the periods ended January 3, 2016, December 28, 2014, December 29, 2013, and December 22, 2013.

Environmental liability: As part of the sale of LESCO manufacturing assets in 2005, the Company retained the environmental liability associated with those assets. The Company spent approximately $0.0 million, $0.0 million, $0.0 million, and $0.3 million at five sites during the periods ended January 3, 2016, December 28, 2014, December 29, 2013, and December 22, 2013, respectively. Remediation activities can vary substantially in duration and cost and it is difficult to develop precise estimates of future site remediation costs. The Company estimated in accrued liabilities the undiscounted cost of future remediation efforts to be approximately $4.6 million and $6.1 million as of January 3, 2016 and December 28, 2014, respectively. As part of the CD&R Acquisition, Deere agreed to pay the first $2.5 million of the liability and cap the Company exposure to approximately $2.4 million. The Company has an indemnification asset against the liability as a result of these actions of $2.2 million and $3.7 million as of January 3, 2016 and December 28, 2014, respectively.

Letter of credit: As of January 3, 2016 and December 28, 2014, outstanding letters of credit were $1.8 million and $1.3 million respectively. There were no amounts drawn on the letters of credit for either period presented.

Purchase commitments: The Company has entered into contracts with various farmers that obligate the Company to purchase certain nursery products and grass seeds. These contracts run from 2014 through fiscal year 2019. The total future obligation was approximately $51.7 million as of January 3, 2016 with expected payments of approximately $33.9 million, $17.2 million, $0.2 million and $0.4 million during the years ending December 2016, 2017, 2018, and 2019, respectively. The Company’s purchases were approximately $20.4 million, $25.4 million and $0.0 million for the Successor Company periods ended January 3, 2016, December 28, 2014 and December 29, 2013 and $25.5 million for the Predecessor Company period ended December 22, 2013. In addition, the Company has entered into various service commitments. The maximum total future obligation was approximately $2.9 million as of January 3, 2016.

Supply contract: The Company contracted with a fertilizer supplier beginning in January 2013 for 3 years. Included in the agreement is a loan from the Company to the supplier totaling $3.0 million to expand its capacity to fulfill the purchase order. The repayment amount is based on the tonnage purchased in the prior year and will continue each year until the loan is paid in full. As the Company is not the primary beneficiary of the supplier, it was not consolidated into the Company’s financials.

The Company has also contracted with several suppliers to blend fertilizer. Most of these contracts can be cancelled without penalty, however one contract has an exit fee of $1.2 million if cancelled prior to July 2017 and $0.6 million if cancelled prior to July 2018. The contracts annual blending fees are approximately $6.0 million per year and may increase if minimum volumes are not met.

Operating leases: The Company leases buildings and equipment under certain non-cancelable operating leases that expire in various periods through December 2022. Rent expense under operating leases was approximately $37.3 million, $28.9 million and $0.5 million during the Successor Company periods ended January 3, 2016, December 28, 2014 and December 29, 2013 and $27.7 million for the Predecessor Company period ended December 22, 2013. Certain leases have been subleased to third parties.

Approximate future minimum lease payments under non-cancelable operating leases, net of sublease income, are as follows (in millions):

	Gross lease payments	Sublease Income	Net lease payments
Fiscal year:
2016	$32.6	$(0.3)	$32.3
2017	27.3	(0.1)	27.2
2018	21.8	—	21.8
2019	16.4	—	16.4
2020	10.4	—	10.4
Thereafter	54.4	—	54.4

Total minimum lease payments	$162.9	$(0.4)	$162.5

During the past several years the Company has closed locations under operating leases. The remaining lease payments are accrued and included in accrued liabilities and other long-term liabilities. The aggregate reserve liability was approximately $0.5 million and $0.8 million at January 3, 2016 and December 28, 2014, respectively.